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                                                                   EXHIBIT 10.33

                       THIRD AMENDMENT TO LEASE AGREEMENT

     THIS THIRD AMENDMENT TO LEASE AGREEMENT (this "THIRD AMENDMENT") is made as of August 30, 2005, by and between ARE-10505 ROSELLE STREET, LLC, a Delaware limited liability company ("LANDLORD"), and SGX PHARMACEUTICALS, INC., a Delaware corporation ("TENANT"), formerly known as STRUCTURAL GENOMIX, INC.

                                    RECITALS

     A. Landlord and Tenant (formerly known as Protarch, Inc.) are parties to that certain Lease Agreement dated as of July 12, 1999, as amended by that certain First Amendment to Lease Agreement dated as of May 31, 2000, and as further amended by that certain Second Amendment to Lease Agreement dated as of May 18, 2000 (as amended, the "LEASE"), pursuant to which Tenant leases certain space containing approximately 17,603 rentable square feet in a building located at 10505 Roselle Street, San Diego, California (the "BUILDING"). Capitalized terms used herein without definition shall have the meanings defined for such terms in the Lease.

     B. ARE-3770 TANSY STREET, LLC, a Delaware limited liability company ("LANDLORD'S AFFILIATE"), and Tenant are parties to that certain Lease Agreement dated as of May 18, 2000, as amended by that certain First Amendment to Lease Agreement dated as of August 30, 2005 (as amended, the "OTHER LEASE"), pursuant to which Tenant leases certain space containing approximately 15,410 rentable square feet in a building located at 3770 Tansy Street, San Diego, California (the "OTHER BUILDING").

     C. Landlord and Tenant desire to amend the Lease to, among other things, extend the term of the Lease, subject to the terms and conditions set forth below.

     NOW, THEREFORE, in consideration of the foregoing Recitals, which are incorporated herein by this reference, the mutual promises and conditions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

1. TERM. The definition of Term on Page 1 of the Lease is hereby amended and restated in its entirety as follows:

          "TERM: Commencing on the Commencement Date and expiring on June 30,
                 2007"

2. CAPITAL IMPROVEMENT ALLOWANCE. Landlord shall make available to Tenant a tenant improvement allowance of up to $25,000 (the "NEW TI Allowance"). Tenant may use all or any portion of such amount at either the Building or the Other Building for Improvements (as hereinafter defined). As used herein, "IMPROVEMENTS" mean (i) construction of improvements at the Building (or, if applicable, the Other Building) desired by and to be performed by Tenant (subject to Landlord's or, if applicable, Landlord's Affiliate's supervision) and which improvements shall be of a fixed and permanent nature, and/or (ii) cosmetic improvements at the Building (or, if applicable, the Other Building) such as carpeting and painting. In addition, Tenant shall have the right to use the New TI Allowance to offset the cost of capital expenditures which Landlord (or Landlord's Affiliate) undertakes and for which Tenant is otherwise responsible for reimbursing Landlord (or, if applicable, Landlord's Affiliate) as part of

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              (C) All Rights Reserved 2001 Alexandria Real Estate Equities, Inc.
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     operating expenses. Tenant acknowledges and agrees that (i) Landlord's (or, if applicable, Landlord's Affiliate's) prior written consent shall be required with respect to the Improvements and that it shall be reasonable for Landlord (or, if applicable, Landlord's Affiliate's) to withhold its consent to any improvements which Landlord (or, if applicable, Landlord's Affiliate's) considers not to be substantially reusable after the expiration of the Term of the Lease (or, if applicable, the Other Lease), and (ii) upon the expiration of the Term of the Lease (or, if applicable, the Other Lease), the Improvements shall become the property of Landlord
     (or Landlord's Affiliate if the same are made at the Other Building) and may not be removed by Tenant. Except for the New TI Allowance, Tenant shall be solely responsible for all of the costs of the Improvements. The Improvements shall be treated as Alterations and shall be undertaken pursuant to Section 12 of the Lease (or, if undertaken at the Other
     Building then Section 12 of the Other Lease). Landlord shall have the right to review and approve all contracts entered into by Tenant in connection with the Improvements including, without limitation, the provisions in such contracts dealing with insurance, indemnity and lien waivers. Landlord shall not unreasonably delay its review and approval of such contracts. Landlord shall fund the New TI Allowance upon completion of the Improvements and upon presentation to Landlord of a draw request containing unconditional lien waivers and such other documents as are customary for construction projects in the San Diego area. Promptly following completion of the Improvements and prior to funding by Landlord, Tenant shall provide to Landlord: (i) sworn statements setting forth the names of all contractors and subcontractors who did the work on the Improvements; and
     (ii) "as built" plans for the Improvements. Any portion of the New TI Allowance not used by Tenant by September 30, 2006, shall be forfeited.

3.   MISCELLANEOUS.

     A. This Third Amendment is the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous oral and written agreements and discussions. This Third Amendment may be amended only by an agreement in writing, signed by the parties hereto.

     B. This Third Amendment is binding upon and shall inure to the benefit of the parties hereto, their respective agents, employees, representatives, officers, directors, divisions, subsidiaries, affiliates, assigns, heirs, successors in interest and shareholders.

     C. This Third Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument. The signature page of any counterpart may be detached therefrom without impairing the legal effect of the signature(s) thereon provided such signature page is attached to any other counterpart identical thereto except having additional signature pages executed by other parties to this Third Amendment attached thereto.

     D. Landlord and Tenant each represent and warrant that it has not dealt with any broker, agent or other person (collectively, "BROKER") in connection with this transaction and that no Broker was the procuring cause of the transaction. Landlord and Tenant each hereby agree to indemnify and hold the other harmless from and against any claims by any Broker claiming a commission or other form of compensation by virtue of having dealt with Tenant or Landlord, as applicable, with regard to the transaction documented by this Third Amendment.

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              (C) All Rights Reserved 2001 Alexandria Real Estate Equities, Inc.
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     E. Except as amended and/or modified by this Third Amendment, the Lease is hereby ratified and confirmed and all other terms of the Lease shall remain in full force and effect, unaltered and unchanged by this Third Amendment. Landlord hereby acknowledges that Tenant is not in default under the Lease. In the event of any conflict between the provisions of this Third Amendment and the provisions of the Lease, the provisions of this Third Amendment shall prevail. Whether or not specifically amended by this Third Amendment, all of the terms and provisions of the Lease are hereby amended to the extent necessary to give effect to the purpose and intent of this Third Amendment.

                       [SIGNATURES ARE ON THE NEXT PAGE.]

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                                              [10505 Roselle/Structural GenomiX]
              (C) All Rights Reserved 2001 Alexandria Real Estate Equities, Inc.
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     IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment as of the day and year first above written.

LANDLORD:                             ARE-10505 ROSELLE STREET, LLC,
                                      a Delaware limited liability company

                                      By: ALEXANDRIA REAL ESTATE EQUITIES, L.P.,
                                          a Delaware limited partnership,
                                          its managing member

                                      By: ARE-QRS CORP.,
                                          a Maryland corporation,
                                          its general partner


                                      By: /s/ Jennifer Pappas
                                          --------------------------------------
                                      Its: V. P. and Assistant Secretary


TENANT:                               SGX PHARMACEUTICALS, INC.,
                                      a Delaware corporation


                                      By: /s/ M.G. Grey
                                          --------------------------------------
                                      Its: President and CEO

LADB01 28649274.2 42011534

                                              [10505 Roselle/Structural GenomiX]
              (C) All Rights Reserved 2001 Alexandria Real Estate Equities, Inc.
                                        CONFIDENTIAL - DO NOT COPY OR DISTRIBUTE


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